Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA JPMorgan Global Equities Portfolio

(the “Portfolio”)

Supplement dated August 12, 2024 to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2024, as supplemented and amended to date

William Meadon, formerly a portfolio manager with J.P. Morgan Investment Management Inc. (“JPMorgan”), is no longer at JPMorgan and no longer a member of the Portfolio’s management team. Accordingly, effective immediately, all references to Mr. Meadon are deleted from the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus, Prospectus or Statement of Additional Information, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-JGE1.2 (8/24)